                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               November 12, 2001

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-79773                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     ADVANTA LEASING RECEIVABLES CORP. VIII
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-79773-01                   52-2170910
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            639 Isbell Rd, Suite 390
               Reno, Nevada                                                          89509
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (775) 823-3080
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                      ADVANTA LEASING RECEIVABLES CORP. IX
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-79773-02                   52-2170234
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            639 Isbell Rd, Suite 390
               Reno, Nevada                                                          89509
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (775) 823-3016
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits


        The following exhibit is furnished herewith:

        21 Monthly Servicer's Certificate issued on November 12, 2001 relating to the Equipment Receivables Asset-Backed Notes, Series 1999-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.05(a) of the Series 1999-1 Supplement dated as of August 26, 1999 covering the period of October 1, 2001 through October 31, 2001.

                                    SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ADVANTA BUSINESS SERVICES CORP.,
                                                As Registrant

                                                By     /s/  MARK SHAPIRO
                                                       -----------------

                                                Name:  Mark Shapiro
                                                Title: Assistant Treasurer


Dated:  November 12, 2001

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ADVANTA LEASING RECEIVABLES CORP. VIII,
                                         As Registrant

                                         By     /s/  MARK SHAPIRO
                                                -----------------

                                         Name:  Mark Shapiro
                                         Title: Treasurer



Dated:  November 12, 2001

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ADVANTA LEASING RECEIVABLES
                                               CORP. IX,
                                               As Registrant

                                               By     /s/  MARK SHAPIRO
                                                      -----------------

                                               Name:  Mark Shapiro
                                               Title: Treasurer


Dated:  November 12, 2001

                                  Exhibit Index


Exhibit No.                                                            Page
-----------                                                            ----
        21.1        Monthly Servicer's Certificate
                    November 12, 2001 prepared by the                    8
                    Servicer and sent to the Trustee
                    pursuant to Section 3.05(a) of the
                    Series 1999-1 Supplement covering the
                    period of October 1, 2001 through
                    October 31, 2001.